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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 10, 2001

                DATE OF EARLIEST EVENT REPORTED: JANUARY 3, 2001
                                                 ---------------

                               DECISIONLINK, INC.
                               ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         COMMISSION FILE NUMBER 1-17569


           DELAWARE                                      84-1063897
  (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

        1181 GRIER DRIVE
            SUITE B
       LAS VEGAS, NEVADA                                   89119
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 361-9873

                                 FIBERCHEM, INC.
     -----------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 8.   CHANGE IN FISCAL YEAR

          On January 3, 2001, DecisionLink, Inc. (the "Company") announced that it will change from a fiscal year ending September 30, to a fiscal year ending December 31. The Company has filed its Form 10-KSB for the fiscal year ended September 30, 2000 and intends to also file a Form 10-KSB by no later then March 31, 2001 for the three-month transition period ended December 31, 2000.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    DECISIONLINK, INC.
    (Registrant)



By: /s/ GEOFFREY F. HEWITT                        Date: JANUARY 10, 2001
    -----------------------------------------           -----------------
       Geoffrey F. Hewitt
       Chief Executive Officer